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                                                                   EXHIBIT 10.40
                                                                   -------------



               [Letterhead of The Ashton Technology Group, Inc.]



                               January 23, 1996



Alliant Techsystems
Advanced Technical Applications
401 Defense Highway
Annapolis, MD  21401

Attention:     Mr. Tom Shelly
               Manager, Advanced Systems


Subject:       Letter Contract No. ASH-LCO1231

Gentlemen:

               1. Order: An order is hereby placed with you for the furnishing to Ashton Technology Group, Inc. the design and system specifications for an encryption device (to be known as the Ashton Technology Encryption Device
(ATED)), as set forth in Exhibit A (Statement of Work) attached hereto and hereby made a part hereof. This order shall become a contract (this "Letter Contract") on the terms and conditions set forth herein upon your unconditional acceptance hereof, and shall be deemed effective as of December 8, 1995.

               2. Authorization: You are directed upon your acceptance of this order to proceed immediately to procure the necessary materials and to commence the performance of the work called for herein, and to pursue such work with all diligence to the end that the contracted for Goods. Documentation and Services may be delivered or performed at the time or times specified in Exhibit A.

               3.   Consideration:

                    (a) Payments will be made to you pending execution of this contract for your work expended in accomplishing the tasks defined in Paragraph 1 and Exhibit A. AlliantTech will present monthly invoices for the work performed detailing the number of hours and labor categories for the work along with the fully burdened, definitized billing rates to be
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negotiated for this contract. Ashton will pay Alliant Tech within 90 days of receipt of invoice. In the event of the termination of this Letter Contract for default or for convenience as set forth in Article 4.b hereof.

                    (b) You are not authorized to expend or obligate in furtherance of your performance hereunder more than U.S. $75,000.00 in the aggregate. Notwithstanding any other provision of this Letter Contract or its exhibits to the contrary, any expenditure or obligation in excess of that amount shall be at your own risk and Ashton Technology Group, Inc. shall not in any event be obligated to pay more than that amount in the aggregate hereunder, whether for completed work, termination costs, settlement expenses, or otherwise.

               4.   Negotiation of Definitive Contract:

                    (a) By your acceptance of this order, you agree to enter into good faith negotiations immediately with Ashton Technology Group, Inc., with the expectation of the execution of a definitive contract which will include mutually acceptable detailed prices, delivery schedules and other terms of this Letter Contract; provided, however, that the total price for the definitive contract shall not exceed U.S. $350,000.00.

                    (b) It is expected that such definitive contract will be issued prior to March 31, 1996. If we fail to agree upon the definitive contract by said date, this Letter Contract shall terminate automatically and you will be paid on the same terms as if this Letter Contract had been terminated by Ashton Technology Group, Inc. for its convenience.

               5.   Incorporation of Special Terms and Conditions:

                    (a) Payment for completed or partially completed Goods, Documentation and Services: Ashton requires Seller to deliver to Ashton any completed Goods, Documentation and Services and such partially completed Goods. Documentation and Services as Seller has produced or acquired for the performance of any terminated portion of this Contract. Seller shall protect and preserve as property including Intellectual Property in possession of Seller in which Ashton has or may acquire an interest or right. The payment which Ashton accepts shall be the lesser of the following amounts:

                   (i) The actual, reasonable direct costs and associated overhead, including general and administrative overhead directly related to the direct costs, expended by Seller in producing any such completed or partially completed Goods, Documentation and Services which Ashton requires Seller to deliver to Ashton pursuant to the preceding paragraph of this Article and that Ashton accepts: or

                   (ii) The amount specified in Paragraph 3.b. of this Letter Contract.
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               b.  Termination for Convenience. Ashton shall pay Seller the lesser of the following amounts:

                   (i) The sum of (1) the actual, reasonable direct costs and associated overhead, including general administrative overhead directly related to the direct costs, expended by Seller in performance of work under this contract, and (2) the amount reimbursable under paragraph 4.a. above; or

                   (ii) The amount specified in Paragraph 3.b of this Letter Contract.

          6. Acceptance: If the foregoing is satisfactory to you, please indicate your acceptance hereof by signing and returning the enclosed extra copy. Such acceptance will constitute this as a contract on the terms and conditions set forth herein. Telefacsimile signatures shall be effective as originals.

                                             Very truly yours,




Ashton Technology Group, Inc.

Accepted this 23rd day of January 1996       Alliant Techsystems, Inc.



By: /s/ Raymond T. Tate                      By: /s/ William Labuda
    ---------------------------                 -----------------------------
    (Signature)                                 (Signature)

Raymond T. Tate                              William M. Labuda
President                                    Director
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                                                                       EXHIBIT A
STATEMENT OF WORK:  PHASE I

     1. Study the operational environment of the UTS(TM) and participate in design meetings focusing on the encryption device requirements and hardware/communication/data flow interfaces.

     2. Complete an Encryption System Specification. Hardware/Software Requirements Specification and Interface Document.

     3. Prepare a hardware architecture and block diagram complete with data storage, sizing, and throughput requirements.

     4.   Prepare an encryption device Test Plan.

     5. Prepare a detailed System Implementation Plan together with cost and schedule for the number of encryption devices required for the UTS(TM) system. All requirements that cannot be accommodated, should be noted. This document will become the basis for the definitized contract negotiation.
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[Letterhead of The Ashton Technology Group, Inc.]

                                March 29, 1996

Alliant Techsystems
Advanced Technical Applications
401 Defense Highway
Annapolis, MD  21401

Attention:     Mr. Tom Shelly
               Manager, Advanced Systems

               Subject:   Letter Contract No. ASH-LCO1231
                          Modification #01

Gentlemen:

               1.   Incorporation of Special Terms and Conditions:

                    (a) All actual expenses related to above noted contract, as of March 31, 1996, shall be billed to The Ashton Technology Group, Inc. Payment will be made to you within 90 days of receipt of invoice. All additional expenses related to this contract shall be paid after all contract and deliverable requirements are completed.

                    (b)  Contract cap is $450,000.00

               2. All other terms and conditions remain in effect under the original Letter Contract No. ASH-LCO 1281, dated January 23, 1996.

               3. Acceptance: If the foregoing is satisfactory to you, please indicate your acceptance hereof by signing and returning the enclosed extra copy. Such acceptance will constitute this as a contract on the terms and conditions set forth herein. Telefacsimile signatures shall be effective as originals.
                                            Very truly yours,


Ashton Technology Group, Inc.               Accepted this 29th day of March 1996

                                            Alliant Techsystems, Inc.



By: /s/ Raymond T. Tate                     By: /s/ William Labuda
    --------------------------------            --------------------------------
    (Signature)                                 (Signature)
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Raymond T. Tate                       William M. Labuda
President                             Director
Contract No. ASH-LCO1231, Mod. 2

To:   Alliant Techsystems, Inc.
      Advanced Technical Applications
      401 Defense Highway
      Annapolis, MD  21401

This Agreement, made as of August 1, 1996, between Ashton Technology Group, 10420 Little Patuxent Parkway, Suite 490, Columbia, MD 21044 and Alliant Techsystems, Advanced Technology Application, 401 Defense Highway, Annapolis, MD 21401.

The parties mutually agree as follows:

1.   STATEMENT OF WORK

     Defined as:

     (a) Ashton Technology Encryption Device (ATED), delivery of 100 units complete with Phase VI software as defined at the Ashton Technical Review meeting dated August 27, 1996.

     (b)  Integration and test support through November 30, 1996.

     (c) Crypto Administration Workstation Software, Phase II as defined at the Ashton Technical Review Meeting dated August 27, 1996.

2.   PERIOD OF PERFORMANCE

     This contract definitizes letter contract ASH-LCO1231, and Mod. 1, dated January 23, 1996. Alliant Techsystems shall supply items and services described herein accordance with the terms hereof during the period 1-23-96 through 11-30-96.

3.   PAYMENT

     This is a Fixed Price Contract in the amount of $1,283,000.00 for the delivery of 100 ATED units, integration, design and testing support, with monthly milestone billings due and payable Net 30 days from receipt of invoice.

4.   TERMS AND CONDITIONS

     This contract is expressly contingent upon acceptance of the Alliant Techsystems general terms and conditions of sale (attached).
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     WE HEREBY ACKNOWLEDGE AND ACCEPT THIS CONTRACT SUBJECT TO THE TERMS AND
CONDITIONS SET FORTH HEREIN.




ASHTON TECHNOLOGY GROUP                ALLIANT TECHSYSTEMS, INC.


By:  /s/ Raymond T. Tate               By:  /s/ William Labuda
     --------------------------             -----------------------------
     Raymond T. Tate                        William M. Labuda

Title:  President                      Title:  Director/General Manager

Date:  8-1-96                          Date:  8-1-96